UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  July 17, 2019

APPLIED ENERGETICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-14015	77-0262908
(Commission File Number)	(IRS Employer Identification No.)

2480 W Ruthrauff Road, Suite 140 Q, Tucson, Arizona	85705
(Address of Principal Executive Offices)	(Zip Code)

(520) 628-7415
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company: ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $.001	AERG	OTCQB

Item 8.01 – Other Events

Update of Litigation Against Prior Management and Related Parties

The following provides an update on events concerning litigation involving Applied Energetics, Inc. Information regarding events occurring prior to the date of this Current Report on Form 8-K can be found in the company’s prior Current, Annual and Quarterly Reports on Forms 8-K, 10-K and 10-Q on file with the Securities and Exchange Commission.

On March 27, 2019, George Farley and AnneMarie Co., LLC filed a motion to dismiss the company’s amended complaint under the doctrine of forum non conveniens and an alleged failure to join one or more indispensable parties. On June 28, 2019, the Delaware Chancery Court denied this motion.

On June 7, 2019, the company filed a motion to reduce or eliminate the cash bond requirement. As previously reported, the cash bond was required by the Delaware Chancery Court. The court has not yet set a hearing date or briefing schedule for this motion.

On July 3, 2019, Gusrae, Kaplan & Nusbaum and its partner, Ryan Whalen, counsel for defendants, George Farley and AnneMarie Co. LLC, in the litigation brought by the company and pending in Delaware, filed a claim in the District Court for the Southern District of New York against the company its directors, officers, attorneys and a consultant. The action alleges libel, securities fraud and related claims. The company believes that this suit lacks merit and intends to dispute these allegations.

Based on the discussion in the order granting its preliminary injunction (as previously reported) and the potential outcome of the case, on June 24, 2019, the company has filed a complaint in the Court of Common Pleas in the County of Beaufort, South Carolina, to prevent the sale of certain property located there (or in the alternative, to require payment of proceeds from any sale of the property into the registry of the court until a final decision is entered in the matter), in order to protect the company from having property disposed of.

The Company expects to provide further updates on the status of the litigation as circumstances warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED ENERGETICS, INC.

	By:	/s/ Gregory J. Quarles
Gregory J. Quarles
Chief Executive Officer

Date: July 18, 2019

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